John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Bank of America Merrill Lynch                JP Morgan

         Citigroup Global Markets Inc                   Mitsubishi UFJ Securities USA Inc

         Credit Agricole Corp and Inv Bank/         Morgan Stanley

         Credit Suisse                                           RBS Securities Corp

         Deutsche Bank Securities Inc                   SunTrust Robinson Humphrey

         Wells Fargo & Co

Co-Manager(s)

         Fifth Third Securities Inc                          US Bancorp Investments Inc

         PNC Capital Markets                              Williams Capital Group LP

         Scotia Capital Inc

(2)         Names of Issuers: Express Scripts Inc

(3)         Title of Securities: ESRX 3.125 5/15/16 c# 302182AF7

(4)         Date of First Offering: 4/27/11

(5)         Amount of Total Offering:  $1,500,000,000.00

(6)         Unit Price of Offering: $ 99.597

Comparable Securities

1) DGX  – c# 74834LAR1

2) MCK – c# 58155QAC7

3) LH – c# 50540RAH5

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%)

(8)     Years of Issuer’s Operations: 25

(9)     Trade Date:  4/27/11

(10)   Portfolio Assets on Trade Date: $1,841,985,475

(11)   Price Paid per Unit: $99.597

(12)   Total Price Paid by Portfolio: 4,290,000 bonds @ $99.597 = $4,272,711.30

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        55,000,000 bonds @ $99.597 = $54,778,350.00

(14)   % of Portfolio Assets Applied to Purchase

0.233%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     4/27/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Citigroup Global Markets Inc                   BNP Paribas

         Morgan Stanley                                       RBC Capital Markets

Co-Manager(s)

         Bradesco BBI                                         Banco do Brasil Securities

         CIBC                                                      US Bancorp Investments Inc

         Commerzbank                                         Wells Fargo Securities LLC

         PNC Capital Markets

(2)         Names of Issuers: Ford Motor Credit Company LLC

(3)         Title of Securities: F 5 5/15/18 c# 345397VT7

(4)         Date of First Offering: 4/28/11

(5)         Amount of Total Offering:  $1,250,000,000

(6)         Unit Price of Offering: $ 100.000

Comparable Securities

1) F  – c# 345397VP5

2) BSX – c# 101137AK3

3) RIFP – c# 714264AA6

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.80%)

(8)     Years of Issuer’s Operations: 52

(9)     Trade Date:  4/28/11

(10)   Portfolio Assets on Trade Date: $1,841,985,475

(11)   Price Paid per Unit: $100.000

(12)   Total Price Paid by Portfolio: 5,515,000 bonds @ $100 = $5,515,000.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        43,350,000 bonds @ $100 = $43,350,000

(14)   % of Portfolio Assets Applied to Purchase

0.299%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         52 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     4/28/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Merrill Lynch Pierce Fenner & Smith       JP Morgan Securities

         Goldman

Co-Manager(s)

         Citigroup Global Markets Inc                   Scotia Capital Inc

         Deutsche Bank Securities Inc                   US Bancorp Investments Inc

         HSBC Securities                                     Wells Fargo Securities LLC

(7)         Names of Issuers: The Gap Inc

(8)         Title of Securities: GPS 5.95 04/12/21 c# 364760AK4

(9)         Date of First Offering: 4/7/11

(10)     Amount of Total Offering:  $1,250,000,000.00

(11)     Unit Price of Offering: $ 99.650

Comparable Securities

1) JCP  – c# 708130AD1

2) JWN – c# 655664AN0

3) LTD – c# 532716AT4

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%)

(8)     Years of Issuer’s Operations: 42

(9)     Trade Date:  4/7/11

(10)   Portfolio Assets on Trade Date: $1,841,985,475

(11)   Price Paid per Unit: $99.650

(12)   Total Price Paid by Portfolio: 5,150,000 bonds @ $99.650 = $5,131,975.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        64,000,000 bonds @ $99.650 = $63,776,000.00

(14)   % of Portfolio Assets Applied to Purchase

0.279%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         42 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     5/9/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Bank of America Merrill Lynch                Wells Fargo & Co

         Citigroup Global Markets Inc                   Goldman Sachs & Co

Co-Manager(s)

         Aladdin Capital LLC                               Samuel A Ramirez & Co Inc

         Banca IMI                                               Williams Capital Group LP

         Mizuho Securities USA Inc

(12)     Names of Issuers: AT&T Inc

(13)     Title of Securities: T 2.95 5/15/16 c# 00206RAW2

(14)     Date of First Offering: 4/26/11

(15)     Amount of Total Offering:  $1,750,000,000.00

(16)     Unit Price of Offering: $ 99.818

Comparable Securities

1) VZ  – c# 92343VAY0

2) VZW – c# 92344SAL4

3) TELEFO – c# 87938WAN39

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%)

(8)     Years of Issuer’s Operations: 28

(9)     Trade Date:  4/26/11

(10)   Portfolio Assets on Trade Date: $1,841,985,475

(11)   Price Paid per Unit: $99.818

(12)   Total Price Paid by Portfolio: 4,275,000 bonds @ $99.818 = $4,267,219.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        55,000,000 bonds @ $99.818 = $54,899,900.00

(14)   % of Portfolio Assets Applied to Purchase

0.232%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         28 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     4/26/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Bank of America Merrill Lynch                Goldman Sachs & Co

         Citigroup Global Markets Inc                   Wells Fargo & Co

Sr. Co-Manager

         Williams Capital Group LP

Co-Manager(s)

         Banca IMI                                               Mizuho Securities USA Inc

Jr. Co-Manager(s)

         Aladdin Capital LLC                               Samuel A Ramirez & Co Inc

(17)     Names of Issuers: AT&T Inc

(18)     Title of Securities: T 4.45 05/15/21 c# 00206RAX0

(19)     Date of First Offering: 4/26/11

(20)     Amount of Total Offering:  $1,250,000,000

(21)     Unit Price of Offering: $99.925

Comparable Securities

1) VZ 4.6 4/21, c# 92343VAX2

2) DTV 4.5 2/21, c# 25459HAW5

3) TELEFO 5.462 21, c# 05904734

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%)

(8)     Years of Issuer’s Operations: 28

(9)     Trade Date:  4/26/11

(10)   Portfolio Assets on Trade Date: $1,841,985,475

(11)   Price Paid per Unit: $99.925

(12)   Total Price Paid by Portfolio: 3,740,000  bonds @ $99.925 = $3,737,195.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        42,000,000 bonds @ $99.925 = $41,968,500.00

(14)   % of Portfolio Assets Applied to Purchase

0.203%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         28 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     4/26/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Bank of America Merrill Lynch                JP Morgan

         Citigroup Global Markets Inc                   RBS Securities Inc

         Goldman Sachs & Co                              Wells Fargo Securities LLC

Co-Manager(s)

         Bank of New York                                  Mitsubishi UFJ Securities USA Inc

         Barclays Capital                                      Mizuho Securities USA Inc

         BBVA Securities Inc                               Morgan Stanley

         BNP Paribas                                           Santander Investment Securities In

         CastleOak Securities LP                          Scotia Capital Inc

         Credit Suisse                                           Standard Chartered Bank (US)

         Deutsche Bank Securities Inc                   TD Securities USA LLC

         Guzman & Co                                         UBS Securities LLC

         HSBC Securities                                     US Bank NA

(22)     Names of Issuers: Wal-Mart Stores

(23)     Title of Securities: WMT 1 5/8 4/15/15 c# 931142DA8

(24)     Date of First Offering: 4/11/11

(25)     Amount of Total Offering:  $1,000,000,000.00

(26)     Unit Price of Offering: $ 99.730

Comparable Securities

1) TGT – c# 87612EAM84

2) HD – c# 437076AR3

3) CVS – c# 126650AV2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%)

(8)     Years of Issuer’s Operations: 49

(9)     Trade Date:  4/11/11

(10)   Portfolio Assets on Trade Date: $1,841,985,475

(11)   Price Paid per Unit: $99.730

(12)   Total Price Paid by Portfolio: 4,275,000 bonds @ $99.730 = $4,263,457.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        40,000,000 bonds @ $99.730 = $39,892,000.00

(14)   % of Portfolio Assets Applied to Purchase

0.231%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         49 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     4/11/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Bank of America Merrill Lynch                JP Morgan Securities

         Citigroup Global Markets Inc                   RBS Securities

         Goldman Sachs & Co                              Wells Fargo Securities LLC

Co-Manager(s)

         Bank of New York                                  Mitsubishi UFJ Securities USA Inc

         Barclays Capital                                      Mizuho Securities USA Inc

         BBVA Securities Inc                               Morgan Stanley

         BNP Paribas                                           Santander Investment Securities In

         CastleOak Securities LP                          Scotia Capital Inc

         Credit Suisse                                           Standard Chartered Bank (US)

         Deutsche Bank Securities Inc                   TD Securities USA LLC

         Guzman & Co                                         UBS Securities LLC

         HSBC Securities                                     US Bank NA

(27)     Names of Issuers: Wal-Mart Stores

(28)     Title of Securities: WMT 2.8 04/15/16, c# 931142DC4

(29)     Date of First Offering: 4/11/11

(30)     Amount of Total Offering:  $1,000,000,000

(31)     Unit Price of Offering: $ 99.631

Comparable Securities

1) TGT c#87612EAN6

2)  HD c#437076AP7

3)  CVS c#126650BE9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%)

(8)     Years of Issuer’s Operations: 49

(9)     Trade Date:  4/11/11

(10)   Portfolio Assets on Trade Date: $1,841,985,475

(11)   Price Paid per Unit: $99.631

(12)   Total Price Paid by Portfolio: 4,275,000 bonds @ $99.631 = $4,259,225.25

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        40,000,000 bonds @ $99.631 = $39,852,400

(14)   % of Portfolio Assets Applied to Purchase

0.231%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         49 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     4/11/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Bank of America Merrill Lynch                JP Morgan

         Citigroup Global Markets Inc                   RBS Securities Inc

         Goldman Sachs & Co                              Wells Fargo Securities LLC

Co-Manager(s)

         Bank of Tokyo Mitsubishi Trust Co         Mizuho Securities USA Inc

         Bank of New York Mellon Corp/The      Morgan Stanley

         Barclays Capital                                      Santander Investment Securities In

         BBVA Securities Inc                               Scotia Capital

         BNP Paribas                                           TD Securities

         CastleOak Securities LP                          UBS Securities

         Credit Suisse                                           USB Capital Resources

         Deutsche Bank Securities Inc

         Guzman & Co

         HSBC Securities

(32)     Names of Issuers: The Wal-Mart Stores

(33)     Title of Securities: WMT 5 5/8 04/15/41, c# 931142DB6

(34)     Date of First Offering: 4/11/11

(35)     Amount of Total Offering:  $2,000,000,000.00

(36)     Unit Price of Offering: $98.084

Comparable Securities

1) TGT - c# 87612EAU0

2) HD – c# 437076AV4

3) CVS – c# 126650BX7

(7) Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)     Years of Issuer’s Operations: 49

(9)     Trade Date:  4/11/11

(10)   Portfolio Assets on Trade Date: $1,841,985,475

(11)   Price Paid per Unit: $98.084

(12)   Total Price Paid by Portfolio: 2,670,000  bonds @ $98.084 = $2,618,842.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        25,000,000 bonds @ $98.084 = $24,521,000

(14)   % of Portfolio Assets Applied to Purchase

0.142%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         49 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     4/11/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Goldman Sachs Group, Inc.

Co-Manager(s)

         BB&T Capital Markets                        SMBC Nikko

         BBVA Securities                                  Standard Chartered Bank

         Commerzbank                                      SunTrust Robinson Humphrey

         Fifth Third Securities, Inc.                     UniCredit Capital Markets

         HSBC                                                  U.S. Bancorp Investments, Inc.

         Lloyds Bank Corporate Markets          Wells Fargo Securities

         Mizuho Securities USA Inc.                  Cabrera Capital Markets, LLC

         Morgan Keegan & Company, Inc.        Drexel Hamilton, LLC

(2)         Names of Issuers: Goldman Sachs Group

(3)         Title of Securities: GS 3.625 2/07/16 c#38143USC6

(4)         Date of First Offering: 4/28/11

(5)         Amount of Total Offering:  $1,350,000,000

(6)         Unit Price of Offering: $100.466

Comparable Securities

1) JP Morgan – c#46625HHR4

2) Morgan Stanley – c#6174467N3

3) Bank of America – C#06051GED7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%)

(8)     Years of Issuer’s Operations: 126

(9)     Trade Date:  4/28/11

(10)   Portfolio Assets on Trade Date: $1,826,217,667.15

(11)   Price Paid per Unit: $100.466

(12)   Total Price Paid by Portfolio: 2,015,000  bonds @ $100.466 = $2,041,839.24

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000 bonds @ $100.466 = $20,266,394.46

(14)   % of Portfolio Assets Applied to Purchase

0.11%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         126 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     4/28/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books            Citigroup Global Markets Inc

      RBS Securities Corp                      Goldman Sachs & Co

Co-Manager(s)                                  Barclays Capital

      Loop Capital Markets LLC            CastleOak Securities LP              Morgan Stanley            Credit Suisse                                                                   Santander Investment Securities            Deutsche Bank Securities Inc

      Scotia Capital Inc                           HSBC Securities

      Wells Fargo Securities LLC            JP Morgan

(2)         Names of Issuers: Altria Group

(3)         Title of Securities: MO 4.75 5/5/21 c# 02209SAL7

(4)         Date of First Offering: 5/2/11

(5)         Amount of Total Offering:  $1,500,000,000

(6)         Unit Price of Offering: $99.575

Comparable Securities

1) Altria  – c# 02209SAJ2

2) Philip Morris – c# 718172AK5

3) Lorillard – C# 544152AB7

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)     Years of Issuer’s Operations: 189

(9)     Trade Date:  5/2/11

(10)   Portfolio Assets on Trade Date: $1,840,638,876

(11)   Price Paid per Unit: $99.575

(12)   Total Price Paid by Portfolio:

2,990,000 bonds @ $99.575 = $2,977,292.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         30,000,000 bonds @ $99.575 = $29,872,500

(14)   % of Portfolio Assets Applied to Purchase

0.16%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         189 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     5/2/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books            Bank of America Merrill Lynch

      JP Morgan Securities                      Barclays Capital

      Wells Fargo Securities LLC            BNY Mellon Capital Markets LLC

Co-Manager(s)                                  Deutsche Bank Securities Inc

      Fifth Third Bank                             Morgan Stanley                                       KeyBanc Capital Markets      RBS Securities Corp                                     Mizuho Securities USA Inc       Stifel Nicolaus & Co Inc                                                                       RBC Capital Markets      US Bancorp                                         Sumitomo Bank Limited

(2)         Names of Issuers: CVS Caremark Corp

(3)         Title of Securities: CVS 5.75 5/15/41 c# 126650BX7

(4)         Date of First Offering: 5/9/11

(5)         Amount of Total Offering:  $950,000,000

(6)         Unit Price of Offering: $98.329

Comparable Securities

1) WalMart  – c# 931142DB6

2) Target – c# 87612EAU0

3) Home Depot – C# 437076AU6

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)     Years of Issuer’s Operations: 48

(9)     Trade Date:  5/9/11

(10)   Portfolio Assets on Trade Date: $1,840,638,876

(11)   Price Paid per Unit: $98.329

(12)   Total Price Paid by Portfolio:

2,670,000 bonds @ $98.329 = $2,625,384.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000  bonds @ $98.329 = $24,582,250.00

(14)   % of Portfolio Assets Applied to Purchase

0.15%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         48 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     5/9/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books           Morgan Stanley

      Scotia Capital Inc                         Societe Generale Securities Corp

      US Bancorp Investments Inc        Wells Fargo & Co

Co-Manager(s)

(2)         Names of Issuers: Western Gas Partners

(3)         Title of Securities: WES 5.375 6/1/21 c# 958254AA2

(4)         Date of First Offering: 5/9/11

(5)         Amount of Total Offering:  $500,000,000

(6)         Unit Price of Offering: $98.778

Comparable Securities

1) Puget Sound – c# 745310AC6

2) Duquesne Light – c# 266233AD7

3) CMS Energy – C# 125896BG4

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)     Years of Issuer’s Operations: 3

(9)     Trade Date:  5/9/11

(10)   Portfolio Assets on Trade Date: $1,840,638,876

(11)   Price Paid per Unit: $98.778

(12)   Total Price Paid by Portfolio:

3,930,000 bonds @ $98.778 = $3,881,975.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         31,000,000 bonds @ $98.778 = $30,621,180.00

(14)   % of Portfolio Assets Applied to Purchase

0.21%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         3 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     5/9/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

                                    JP Morgan Securities

Merrill Lynch Pierce Fenner & Smith

Wells Fargo Securities LLC

Co-Manager(s)

                                    KeyBanc Capital Markets

Mitsubishi UFJ Securities USA Inc

Mizuho Securities USA Inc

RBC Capital Markets

(2)         Names of Issuers: Reinsurance Group of America

(3)         Title of Securities: RGA 5 6/01/21 c#759351AJ8

(4)         Date of First Offering: 5/24/11

(5)         Amount of Total Offering:  $400,000,000.00

(6)         Unit Price of Offering: $ 99.447

Comparable Securities

1) AWH – c#01959EAB4

2) RNR – c#759891AA2

3) AXS – c#05463HAA9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  38

(9)     Trade Date:  5/24/11

(10)   Portfolio Assets on Trade Date: $1,841,188,221.11

(11)   Price Paid per Unit: $99.447

(12)   Total Price Paid by Portfolio: 2,645,000 @ $99.447   = $2,630,373.15

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        29,000,000 bonds @ $99.447 = $28,839,630.00

(14)   % of Portfolio Assets Applied to Purchase

0.14%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         38 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     5/24/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

                                    Barclays Capital

RBS Securities Corp

Wells Fargo Securities LLC

Joint Lead Managers

Commerzbank AG

Co-Manager(s)

                                    Macquarie Capital USA Inc

Scotia Capital Inc

Williams Capital Group LP

(2)         Names of Issuers: Puget Energy

(3)         Title of Securities: PSD 6 9/01/21 c#745310AC6

(4)         Date of First Offering: 5/31/11

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $100.000

Comparable Securities

1) DQE – c#266233AD7

2) CMS– c#125896BG4

3) NI – c#022988972

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).

(8)     Years of Issuer’s Operations:  14

(9)     Trade Date:  5/31/11

(10)   Portfolio Assets on Trade Date: $1,841,003,086.52

(11)   Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio: 1,895,000  bonds @ $100   = $1,895,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        12,000,000  bonds @ $100 = $12,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.10%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         14 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     5/31/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)         Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

    Bank of America Merrill Lynch             Barclays Capital

Co - Mgrs

Citibank NA                                          Goldman Sachs & Co

Morgan Stanley                                     Wells Fargo Securities LLC

(2)         Names of Issuers: FHLMC Multifamily Structured Pass Through Certs.

(3)         Title of Securities: FHMS K013 A2

(4)         Date of First Offering: 5.12.11

(5)         Amount of Total Offering:  $840,246,000

(6)         Unit Price of Offering: $ 100.9937

Comparable Securities

1) FHMS K009 A2– C# 3137A2B26

2) FHMS K012 A2 – C# 3137A8PP7

3) FHMS K011 A2 – C# 3137A7NU0

(7)     Underwriting Spread or Commission:  See attached

(8)     Years of Issuer’s Operations: 41

(9)     Trade Date:  5/12/11

(10)   Portfolio Assets on Trade Date: $1,841,370,643

(11)Price Paid per Unit: $100.9937

(12)   Total Price Paid by Portfolio: 3,738,000 bonds @ $100.9937 = $3,785,460.35

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        35,000,000 bonds @ $100.9937 = $35,444,385.28

(14)   % of Portfolio Assets Applied to Purchase

0.206%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         41 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     5/12/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Citigroup Global Markets Inc

      JP Morgan Securities                            Mitsubishi UFJ Securities USA Inc

      Morgan Stanley

Co-Manager(s)                                        BNP Paribas Securities Corp

      BNY Mellon Capital Markets LLC       Goldman Sachs & Co

      KeyBanc Capital Markets                    Mizuho Securities USA Inc

      US Bancorp Investments Inc                 Wells Fargo Securities LLC

(2)         Names of Issuers: Applied Materials

(3)         Title of Securities: AMAT 5.85 6/41, c#038222AG0

(4)         Date of First Offering: 6/1/11

(5)         Amount of Total Offering:  $600,000,000

(6)         Unit Price of Offering: $99.592

Comparable Securities

1) Adobe Systems, c#048462332

2) Cisco Systems, c#046683838

3) Juniper Networks, c#059991132

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%)

(8)     Years of Issuer’s Operations: 44

(9)     Trade Date:  6/1/11

(10)   Portfolio Assets on Trade Date: $1,851,216,373

(11)   Price Paid per Unit: $99.592

(12)   Total Price Paid by Portfolio: 1,050,000  bonds @ $99.592 = $1,045,716

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         16,000,000 bonds @ $99.592 = $15,934,720

(14)   % of Portfolio Assets Applied to Purchase

0.06%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         44 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     6/1/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Citigroup Global Markets Inc

      JP Morgan Securities                         Merrill Lynch Pierce Fenner & Smith

Co-Manager(s)                                     Barclays Capital Inc

      Goldman Sachs & Co                        UBS Securities LLC

      US Bancorp Investments Inc              Wells Fargo Securities LLC

(2)         Names of Issuers: Coventry Health

(3)         Title of Securities: CVH 5.45 06/15/21, c#222862AJ3

(4)         Date of First Offering: 6/2/11

(5)         Amount of Total Offering:  $600,000,000

(6)         Unit Price of Offering: $99.8

Comparable Securities

1) Cigna, c#125509BN8

2) Humana, c#444859AU6

3) Amgen, c#031162BG4

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.65%)

(8)     Years of Issuer’s Operations: 25

(9)     Trade Date:  6/2/11

(10)   Portfolio Assets on Trade Date: $1,841,310,293.27

(11)   Price Paid per Unit: $99.800

(12)   Total Price Paid by Portfolio:

1,910,000 bonds @ $99.800 = $1,906,180.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         26,000,000  bonds @ $99.800 = $25,948,000

(14)   % of Portfolio Assets Applied to Purchase

0.10%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     6/2/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books            JP Morgan Securities

      Morgan Stanley & Co Inc               RBS Securities Inc

      Wells Fargo Securities LLC

Co-Manager(s)                                  SunTrust Robinson Humphrey

               UBS Securities LLC

(2)         Names of Issuers: Spectra Energy Partners

(3)         Title of Securities: SEP 2.95 6/15/16 c# 84756NAA7

(4)         Date of First Offering: 6/6/11

(5)         Amount of Total Offering:  $250,000,000

(6)         Unit Price of Offering: $99.778

Comparable Securities

1) Plains All American Pipeline – c# 72650RAX0

2) Oneok Partners – c# 68268NAF0

3) Kinder Morgan Energy Partners – c# 494550BG0

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.6%)

(8)     Years of Issuer’s Operations: 4

(9)     Trade Date:  6/6/11

(10)   Portfolio Assets on Trade Date: $1,839,498,736.83

(11)   Price Paid per Unit: $99.778

(12)   Total Price Paid by Portfolio:

1,260,000 bonds @ $99.778 = $1,257,202.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         12,000,000 bonds @ $99.778 = $11,973,360.00

(14)   % of Portfolio Assets Applied to Purchase

0.07%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         4 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     6/8/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books             Scotia Capital Inc

      US Bancorp Investments Inc           Wells Fargo Securities LLC

Co-Manager(s)                                   BBVA Securities Inc

      Fifth Third Bank                              Huntington Capital Corp

      Mizuho Securities USA Inc

(2)         Names of Issuers: Nisource Finance Corporation

(3)         Title of Securities: NI 5.95 6/41-40, c#65473QAX1

(4)         Date of First Offering: 6/7/11

(5)         Amount of Total Offering:  $400,000,000

(6)         Unit Price of Offering: $99.693

Comparable Securities

1) Exelon Generation, c#30161MAG8

2) Progress Energy, c#743263AP0

3) Dominion Resources, c#25746UBD0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.875%)

(8)     Years of Issuer’s Operations: 11

(9)     Trade Date:  6/7/11

(10)   Portfolio Assets on Trade Date: $1,834,466,595.18

(11)   Price Paid per Unit: $99.693

(12)   Total Price Paid by Portfolio:

1,570,000 bonds @ $99.693 = $1,565,180.10

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000 bonds @ $99.693 = $14,953,950.00

(14)   % of Portfolio Assets Applied to Purchase

0.085%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         11 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     6/8/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                           Barclays Capital Inc.

      Merrill Lynch, Pierce, Fenner & Smith           J.P. Morgan Securities LLC

      Wells Fargo Securities, LLC

Co-Manager(s)

(2)         Names of Issuers: CenturyLink, Inc.

(3)         Title of Securities: CTL 7.6 9/15/39,  c# 156700AM8

(4)         Date of First Offering: 6/9/11

(5)         Amount of Total Offering:  $400,000,000

(6)         Unit Price of Offering: $95.377

Comparable Securities

1) Juniper Networks – c# 48203RAD6

2) Frontier Communications – c#177342AP7

3) Motorola Solutions – c#620076BA6

(7)     Underwriting Spread or Commission:

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.025%)

(8)     Years of Issuer’s Operations: 43

(9)     Trade Date:  6/9/11

(10)   Portfolio Assets on Trade Date: $1,830,350,712

(11)   Price Paid per Unit: $95.377

(12)   Total Price Paid by Portfolio:

3,910,000 bonds @ $95.377 = $3,804,356.14

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         35,000,000 bonds @ $95.377 = $34,054,338.89

(14)   % of Portfolio Assets Applied to Purchase:

0.21%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         43 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     6/9/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Bank of America Merrill Lynch

      Barclays Capital                                      JP Morgan

      Wells Fargo Securities LLC

Co-Manager(s)                                           KeyBanc Capital Markets

      Mitsubishi UFJ Securities USA Inc          RBC Capital Markets

      Scotia Capital Inc                                    SMBC Nikko Capital Markets Ltd

(2)         Names of Issuers: Kilroy Realty LP

(3)         Title of Securities: KRC 4.8 07/15/18, c#49427RAH5

(4)         Date of First Offering: 6/27/11

(5)         Amount of Total Offering:  325,000,000

(6)         Unit Price of Offering: $99.839

Comparable Securities

1) Brandywine Operating Partnership, L.P., c#105340AJ2

2) Boston Properties, L.P., c#10112RAQ7

3) Commonwealth REIT, c#203233AA9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.625%)

(8)     Years of Issuer’s Operations: 14

(9)     Trade Date:  6/27/11

(10)   Portfolio Assets on Trade Date: $1,799,226,970.36

(11)   Price Paid per Unit: $99.839

(12)   Total Price Paid by Portfolio: 2,050,000  bonds @ $99.839 = $2,046,699.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000 bonds @ $99.839 = $19,967,800.00

(14)   % of Portfolio Assets Applied to Purchase

0.11%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         14 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     6/27/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Bank of America Merrill Lynch

      Citigroup Global Markets Inc                Credit Suisse Securities USA LLC

      JP Morgan Securities                            RBS Securities Inc

Co-Manager(s)                                        BNP Paribas Securities Corp

      Credit Agricole Securities USA Inc       Goldman Sachs & Co

      Morgan Stanley & Co Inc                     RBC Capital Markets

      Scotia Capital Inc                                 SunTrust Robinson Humphrey Inc

      Wells Fargo Securities LLC

(2)         Names of Issuers: Discovery Communications, LLC

(3)         Title of Securities: DISCA 4.375 6/15/21, c#25470DAE9

(4)         Date of First Offering: 6/13/11

(5)         Amount of Total Offering:  650,000,000

(6)         Unit Price of Offering: $99.377

Comparable Securities

1) Comcast Corporation, c#20030NBA8

2) DirectTV Holdings, c#25459HAW5

3) Time Warner, c#887317AK1

(7)     Underwriting Spread or Commission:  Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (.65%)

(8)     Years of Issuer’s Operations: 26

(9)     Trade Date:  6/13/11

(10)   Portfolio Assets on Trade Date: $1,827,642,243.78

(11)   Price Paid per Unit: $99.377

(12)   Total Price Paid by Portfolio:

1,565,000 bonds @ $99.377 = $1,555,250.05

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000 bonds @ $99.377 = $14,906,550.00

(14)   % of Portfolio Assets Applied to Purchase

0.085%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         26 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     6/14/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                        JP Morgan Securities

         Merrill Lynch Pierce Fenner & Smith       Wells Fargo Securities LLC

Co-Manager(s)                                              PNC Capital Markets

         US Bancorp Investments Inc                    Williams Capital Group LP

(37)     Names of Issuers: CNA Financial Corp

(38)     Title of Securities: CNAFNL 5.75 8.21 c#126117AR1

(39)     Date of First Offering: 2/9/11

(40)     Amount of Total Offering:  $400,000,000.00

(41)     Unit Price of Offering: $ 99.626

Comparable Securities

1) HIG – c#416515AZ7

2) ACE – c#00440EAM9

3) ALL – c#020002AX9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%)

(8)     Years of Issuer’s Operations: 114

(9)     Trade Date:  2/9/11

(10)   Portfolio Assets on Trade Date: $1,805,596,407

(11)   Price Paid per Unit: $99.626

(12)   Total Price Paid by Portfolio: 750,000 bonds @ $99.626 = $747,195

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        7,000,000 bonds @ $99.626 = $6,973,820

(14)   % of Portfolio Assets Applied to Purchase

0.041%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         114 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/9/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Jt Book Runner:

               Goldman Sachs Loop Capital,        Morgan Stanley

Sr Mgr: Mesirow Financial,                         William Blair

Co-Sr Mgr:                                                  BMO Capital,

               Edward Jones,                                Northern Trust Co

Co-Mgrs:                                                     Estrada Hinojosa & Co,

               Fidelity Capital Markets,                 George K Baum,

               RBC Capital,                                  Wells Fargo

(2)         Names of Issuers: Illinois State GO

(3)         Title of Securities: ILS 5.365 3.1.17 c#452152HS3

(4)         Date of First Offering: 2/23/2011

(5)         Amount of Total Offering:  $900,000,000

(6)         Unit Price of Offering: $ 100

Comparable Securities

1) NRTTRN c#66285WFB7

2) CAS c#13063A7D0

3) CLAAPT c#18085PMT8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)     Years of Issuer’s Operations: 193

(9)     Trade Date:  2/23/2011

(10)   Portfolio Assets on Trade Date: $1,818,535,555

(11)   Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio: 1,610,000 bonds @ $100 = $1,610,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000  bonds @ $100 = $15,000,000

(14)   % of Portfolio Assets Applied to Purchase

            0.088%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         193 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         Yes

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/23/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Jt Book Runner:

               Goldman Sachs Loop Capital,        Morgan Stanley

Sr Mgr: Mesirow Financial,                         William Blair

Co-Sr Mgr:                                                  BMO Capital,

               Edward Jones,                                Northern Trust Co

Co-Mgrs:                                                     Estrada Hinojosa & Co,

               Fidelity Capital Markets,                 George K Baum,

               RBC Capital,                                  Wells Fargo

(2)         Names of Issuers: Illinois State GO

(3)         Title of Securities: ILS 5.665 3.1.18 c#452152HT1

(4)         Date of First Offering: 2/23/2011

(5)         Amount of Total Offering:  $900,000,000

(6)         Unit Price of Offering: $ 100

Comparable Securities

1) NRTTRN c#66285WFB7

2) CAS c#13063A7D0

3) CLAAPT c#18085PMT8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)     Years of Issuer’s Operations: 193

(9)     Trade Date:  2/23/2011

(10)   Portfolio Assets on Trade Date: $1,818,535,555

(11)   Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio: 1,610,000 bonds @ $100 = $1,610,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000 bonds @ $100 = $15,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.088%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         193 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         Yes

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/23/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Jt Book Runner:

               Goldman Sachs Loop Capital,        Morgan Stanley

Sr Mgr: Mesirow Financial,                         William Blair

Co-Sr Mgr:                                                  BMO Capital,

               Edward Jones,                                Northern Trust Co

Co-Mgrs:                                                     Estrada Hinojosa & Co,

               Fidelity Capital Markets,                 George K Baum,

               RBC Capital,                                  Wells Fargo

(2)         Names of Issuers: Illinois State GO

(3)         Title of Securities: ILS 5.877 3.1.19 c#452152HU8

(4)         Date of First Offering: 2/23/2011

(5)         Amount of Total Offering:  $900,000,000

(6)         Unit Price of Offering: $ 100

Comparable Securities

1) NRTTRN c#66285WFB7

2) CAS c#13063A7D0

3) CLAAPT c#18085PMT8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)     Years of Issuer’s Operations: 193

(9)     Trade Date:  2/23/2011

(10)   Portfolio Assets on Trade Date: $1,818,535,555

(11)   Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio: 1,610,000 bonds @ $100 = $1,610,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000  bonds @ $100 = $15,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.088%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         193 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         Yes

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/23/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                              Citigroup Global Markets Inc

               Goldman Sachs & Co                              JP Morgan Securities

               Merrill Lynch Pierce Fenner & Smit         US Bancorp Investments Inc

Co-Manager(s)                                                    Banca IMI

               Barclays Capital                                      BBVA Securities Inc

               Commerz Markets LLC                          Credit Agricole Securities USA Inc

               Danske Markets                                      ING Financial Markets

               Mitsubishi UFJ Securities USA Inc          RBS Securities Inc

               Standard Chartered Bank (US)                TD Securities USA LLC

               UniCredit Capital Markets Inc                 Wells Fargo Securities LLC

(2)         Names of Issuers: Johnson Controls Inc.

(3)         Title of Securities: JCI 1.75 3.1.14 c#478366AV9

(4)         Date of First Offering: 2/1/11

(5)         Amount of Total Offering:  $450,000,000

(6)         Unit Price of Offering: $ 99.967

Comparable Securities

1) HP – C# 428236AV5

2) Cisco Systems – C# 17275RAG7

3) Microsoft – C# 594918AR0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%)

(8)     Years of Issuer’s Operations:  126

(9)     Trade Date:  2/1/11

(10)   Portfolio Assets on Trade Date: $1,817,736,179

(11)   Price Paid per Unit: $99.967

(12)   Total Price Paid by Portfolio: 2,145,000 bonds @ $99.967 = $2,144,292.15

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         23,500,000  bonds @ $99.967 = $23,492,245.00

(14)   % of Portfolio Assets Applied to Purchase

0.117%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         126 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/1/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                                 Citigroup Global Markets Inc

               Goldman Sachs & Co                                 JP Morgan Securities

               Merrill Lynch Pierce Fenner & Smit            US Bancorp Investments Inc

Co-Manager(s)                                                       Banca IMI

               Barclays Capital                                         BBVA Securities Inc

               Commerz Markets LLC                             Credit Agricole Sec USA Inc

               Danske Markets                                         ING Financial Markets

               Mitsubishi UFJ Securities USA Inc             RBS Securities Inc

               Standard Chartered Bank (US)                   TD Securities USA LLC

               UniCredit Capital Markets Inc                    Wells Fargo Securities LLC

(2)         Names of Issuers: Johnson Controls Inc.

(3)         Title of Securities: JCI 5.7 3.1.41 c#478366AW7

(4)         Date of First Offering: 2/1/11

(5)         Amount of Total Offering:  $300,000,000

(6)         Unit Price of Offering: $ 99.708

Comparable Securities

1) Boston Scientific c#101137AL1

2) Pfizer c# 717081CY7

3)  Medtronic c#585055AT3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations: 126

(9)     Trade Date:  2/1/11

(10)   Portfolio Assets on Trade Date: $1,817,736,179

(11)   Price Paid per Unit: $99.708

(12)   Total Price Paid by Portfolio: 805,000 bonds @ $99.708 = $802,649.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         7,500,000  bonds @ $99.708 = $7,478,100

(14)   % of Portfolio Assets Applied to Purchase

0.044

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         126 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/1/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books                           Barclays Capital

                        Deutsche Bank Securities Inc                Merrill Lynch Pierce Fenner & Smit

                        RBS Securities Inc                                Wells Fargo Securities LLC

         Joint Lead Managers                                       Credit Agricole Securities USA Inc

                        Mitsubishi UFJ Securities USA Inc       Scotia Capital Inc

                        SG Americas Securities LLC                SunTrust Robinson Humphrey

         Co-Manager(s)                                                 ANZ Securities

                        BNY Mellon Capital Markets LLC       Comerica Securities

                        HSBC Securities                                  SMBC Nikko Capital Markets Ltd

                        US Bancorp Investments Inc

(2)         Names of Issuers: L-3 Communications Corp

(3)         Title of Securities: LLL 4.95 2.21 c#502413BA4

(4)         Date of First Offering: 2/2/11

(5)         Amount of Total Offering:  $650,000,000.00

(6)         Unit Price of Offering: $ 99.429

Comparable Securities

1) LMT – c#539830AT6

2) RTN – c#755111BR1

3) BA – c#097023AZ8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)     Years of Issuer’s Operations: 14

(9)     Trade Date:  2/2/11

(10)   Portfolio Assets on Trade Date: $1,814,023,733

(11)   Price Paid per Unit: $99.429

(12)   Total Price Paid by Portfolio: 1,305,000 bonds @ $99.429 = $1,297,548.45

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         19,000,000 bonds @ $99.429 = $18,891,510.00

(14)   % of Portfolio Assets Applied to Purchase

0.071%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         14 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/2/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Book Running Mgrs:

               BofA Merrill Lynch,                        JP Morgan

Co-Mgrs:                                                     Mitsubishi,

               Rabo Securities,                             Scotia,

               Wells Fargo,                                   Fifth Third Securities,

               PNC Capital Markets LLC

(2)         Names of Issuers: McKesson Corp.

(3)         Title of Securities: MCK 3.25 3.1.16 c#58155QAC7

(4)         Date of First Offering: 2/23/2011

(5)         Amount of Total Offering:  $600,000,000.00

(6)         Unit Price of Offering: $ 99.661

Comparable Securities

1) SPG – c#828807CC9

2) VNO – c#929043AF4

3) VTR – c#92276MAU9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%)

(8)     Years of Issuer’s Operations: 178

(9)     Trade Date:  2/23/2011

(10)   Portfolio Assets on Trade Date: $1,818,535,555

(11)   Price Paid per Unit: $99.661

(12)   Total Price Paid by Portfolio: 750,000 bonds @ $99.661 = $747,457.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         19,000,000 bonds @ $99.661 = $18,935,590.00

(14)   % of Portfolio Assets Applied to Purchase

0.041%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         178  years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/23/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Book Running Mgrs:                  BofA

               Merrill Lynch,                           JP Morgan

Co-Mgrs:                                               Mitsubishi,

               Rabo Securities,                       Scotia,

               Wells Fargo,                             Fifth Third Securities,

               PNC Capital Markets LLC

(2)         Names of Issuers: McKesson Corp

(3)         Title of Securities: MCK 6 3.1.41 c#58155QAE3

(4)         Date of First Offering: 2/23/2011

(5)         Amount of Total Offering:  $500,000,000

(6)         Unit Price of Offering: $ 98.536

Comparable Securities

1) Boston Scientific c#101137AL1

2) Pfizer c# 717081CY7

3)  Medtronic c#585055AT3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations: 178

(9)     Trade Date:  2/23/2011

(10)   Portfolio Assets on Trade Date: $1,818,535,555

(11)   Price Paid per Unit: $98.536

(12)   Total Price Paid by Portfolio: 750,000 bonds @ $98.536 = $739,020

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         9,000,000 bonds @ $98.536 = $8,868,240.00

(14)   % of Portfolio Assets Applied to Purchase

.040%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         178 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/23/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                           Barclays Capital

               Deutsche Bank Securities Inc                UBS Securities LLC

               Wells Fargo Securities LLC

Co-Manager(s)                                                 BNY Mellon Capital Markets LLC

               Citigroup Global Markets Inc                Credit Suisse Securities USA LLC

               Goldman Sachs & Co                           JP Morgan Securities

               KeyBanc Capital Markets                    Merrill Lynch Pierce Fenner & Smit

               Morgan Stanley & Co Inc                     RBS Securities Inc

               US Bancorp Investments Inc

(2)         Names of Issuers: Unitedhealth Group Inc.

(3)         Title of Securities: UNH 5.95 2.15.41 c#91324PBQ4

(4)         Date of First Offering: 2/14/2011

(5)         Amount of Total Offering:  $350,000,000

(6)         Unit Price of Offering: $ 99.474

Comparable Securities

1) Boston Scientific c#101137AL1

2) Pfizer c# 717081CY7

3)  Medtronic c#585055AT3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations: 37

(9)     Trade Date:  2/14/2011

(10)   Portfolio Assets on Trade Date: $1,806,472,748

(11)   Price Paid per Unit: $99.474

(12)   Total Price Paid by Portfolio: 4,295,000 bonds @ $99.474 = $4,272,408.30

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         45,000,000 bonds @ $99.474 = $44,763,300

(14)   % of Portfolio Assets Applied to Purchase

0.236%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         37 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/14/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     CIBC World Markets

               HSBC Securities                            JP Morgan Securities

               RBS Securities Inc

Co-Mgrs                                                      Banc of America Secs,

               Barclays Capital,                            BMO Capital Markets,

               Credit Suisse,                                 Deutsche Bank,

               National Bank of Canada,               RBC Capital Markets,

               Socita Bank,                                   TD Securities,

               UBS Securities,                              Wells Fargo Securities

(2)         Names of Issuers: Canadian Imperial Bank.

(3)         Title of Securities: CM 2.75 1.27.16 c#136069DT5

(4)         Date of First Offering: 1/20/2011

(5)         Amount of Total Offering:  $2,000,000,000.00

(6)         Unit Price of Offering: $ 99.958

Comparable Securities

1) Citigroup – Cusip 172967FA4

2) Morgan Stanley Cusip 61747YCK9

3) BofA Cusip 06051GEB1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%)

(8)     Years of Issuer’s Operations: 144

(9)     Trade Date:  1/20/2011

(10)   Portfolio Assets on Trade Date: $1,815,351,147

(11)   Price Paid per Unit: $99.958

(12)   Total Price Paid by Portfolio: 7,550,000 bonds @ $99.958= $7,546,829

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         68,000,000 bonds @ $99.958 = $67,971,440

(14)   % of Portfolio Assets Applied to Purchase

0.415%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         144 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/20/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Bank of America Merrill Lynch

               JP Morgan UBS Investment Bank

Co-Manager(s)                                           Credit Suisse

               Goldman Sachs                              Wells Fargo & Co

(2)         Issuer:  Dr Pepper Snapple Group

(3)         Title of Securities: DPS 2.9 1.15.16 c#26138EAM1

(4)         Date of First Offering: 1/6/11

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.889

Comparable Securities

1) PEP – c#713448BM9

2) KFT – c#50075NBB9

3) K – c#487836BB3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)     Years of Issuer’s Operations:  218

(9)     Trade Date:  1/6/11

(10)   Portfolio Assets on Trade Date: $1,816,738,010

(11)   Price Paid per Unit: $99.889

(12)   Total Price Paid by Portfolio: 1,610,000 bonds @ $99.889 = $1,608,212.90

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         22,000,000 @ $99.889 = $21,975,778.00

(14)   % of Portfolio Assets Applied to Purchase

         0.088%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         218 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/6/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books

                        BNP Paribas Securities Corp                Deutsche Bank Securities Inc

                        DNB Nor Markets Inc                         JP Morgan Securities

                        RBS Securities Inc                                Scotia Capital Inc

         Co-Manager(s)

                        Barclays Capital                                   BBVA Securities Inc

                        ING Financial Markets                         Mizuho Securities USA Inc

                        Morgan Stanley & Co Inc                     Natixis Securities North America I

                        RBC Capital Markets                           SG Americas Securities LLC

                        SunTrust Robinson Humphrey Inc         UBS Securities LLC

                        US Bancorp Investments Inc                 Wells Fargo Securities LLC

(2)         Names of Issuers: Enterprise Products Operating LLC

(3)         Title of Securities: EPD 5.95 2.1.41 c#29379VAT0

(4)         Date of First Offering: 1/4/2011

(5)         Amount of Total Offering:  $750,000,000.00

(6)         Unit Price of Offering: $ 99.317

Comparable Securities

1) Shell Oil – C# 822582AD4

2) ETP – C# 29273RAJ8

3) Kinder Morgan – C# 494550BF2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  43

(9)     Trade Date:  1/4/2011

(10)   Portfolio Assets on Trade Date: $1,824,234,134

(11)   Price Paid per Unit: $99.317

(12)   Total Price Paid by Portfolio: 1,610,000 bonds @ $99.317  = $1,599,003.70

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        15,000,000  bonds @ $99.317 = $14,897,550

(14)   % of Portfolio Assets Applied to Purchase

0.087%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         43 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/4/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

               JPM,                                              Wells Fargo

Co - Mgrs                                                    BofA

               Merrill,                                           Barclays Capital,

               Citigroup,                                       Credit Suisse,

               Deutsche Bank,                              Goldman Sachs,

               Jeffries

(2)         Names of Issuers: FHLMC

(3)         Title of Securities: FHMS K010 A1, c#3137A6AZ5

(4)         Date of First Offering: 1.20.11

(5)         Amount of Total Offering:  $313,822,000

(6)         Unit Price of Offering: $ 100.9977

Comparable Securities

1) CCCIT – C# 17305EER2

2) DCENT – C# 254683AJ4

3) DCENT – C# 254683AK1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.37%).

(8)     Years of Issuer’s Operations: 41

(9)     Trade Date:  1.20.11

(10)   Portfolio Assets on Trade Date: $1,815,351,147

(12)     Price Paid per Unit: $100.9977

(12)   Total Price Paid by Portfolio: 6,952,000 bonds @ $100.9977 = $7,021,360.10

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        65,000,000  bonds @ $100.9977 = $65,648,505

(14)   % of Portfolio Assets Applied to Purchase

0.386%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         41 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/20/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                           Citigroup Global Markets Inc

               JP Morgan Securities                            Merrill Lynch Pierce Fenner & Smit

               UBS Securities LLC                             Wells Fargo Securities LLC

Sr Co-Manager(s)                                             Barclays Capital

               Credit Agricole Securities USA Inc       Credit Suisse Securities USA LLC

               Deutsche Bank Securities Inc                Goldman Sachs & Co

               Morgan Stanley & Co Inc

Co-Manager(s)                                                 BNY Mellon Capital Markets LLC

               KeyBanc Capital Markets                    Moelis & Co

               PNC Capital Markets                           RBS Securities Inc

               Scotia Capital Inc                                 SunTrust Robinson Humphrey Inc

(2)         Names of Issuers: HCP Inc.

(3)         Title of Securities: HCP 3.75 2.1.16 c#40414LAC3

(4)         Date of First Offering: 1/19/2011

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.601

Comparable Securities

1) SPG – c#828807CC9

2) VNO – c#929043AF4

3) VTR – c#92276MAU9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%)

(8)     Years of Issuer’s Operations: 25

(9)     Trade Date:  1/19/2011

(10)   Portfolio Assets on Trade Date: $1,825,040,318

(11)   Price Paid per Unit: $99.601

(12)   Total Price Paid by Portfolio: 2,140,000 bonds @ $99.601 = $2,131,461.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000 bonds @ $99.601 = $19,920,200

(14)   % of Portfolio Assets Applied to Purchase

0.116%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25  years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/19/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                           Citigroup Global Markets Inc

               JP Morgan Securities                            Merrill Lynch Pierce Fenner & Smit

               UBS Securities LLC                             Wells Fargo Securities LLC

Sr Co-Manager(s)                                             Barclays Capital

               Credit Agricole Securities USA Inc       Credit Suisse Securities USA LLC

               Deutsche Bank Securities Inc                Goldman Sachs & Co

               Morgan Stanley & Co Inc

Co-Manager(s)                                                 BNY Mellon Capital Markets LLC

               KeyBanc Capital Markets                    Moelis & Co

               PNC Capital Markets                           RBS Securities Inc

               Scotia Capital Inc                                 Sun Trust Robinson Humphrey

(2)         Issuer:  HCP Inc.

(3)         Title of Securities: HCP 5.375 2.21  40414LAD1

(4)         Date of First Offering: 1/19/2011

(5)         Amount of Total Offering:  $1,200,000,000.00

(6)         Unit Price of Offering: $ 99.479

Comparable Securities

1) Kimco c#49446RAJ8

2) SPG c#828807CD7

3) SKT c#875484AF4

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  25

(9)     Trade Date:  1/19/2011

(10)   Portfolio Assets on Trade Date: $1,825,040,318

(11)   Price Paid per Unit: $99.479

(12)   Total Price Paid by Portfolio: 5,350,000 bonds @ $99.479 = $5,322,126.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         50,000,000  bonds @ $99.479 = $49,739,500

(14)   % of Portfolio Assets Applied to Purchase

0.291%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/19/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                        Citigroup Global Markets Inc

            JP Morgan Securities                            Merrill Lynch Pierce Fenner & Smit

            UBS Securities LLC                             Wells Fargo Securities LLC

Sr Co-Manager(s)                                          Barclays Capital

            Credit Agricole Securities USA Inc       Credit Suisse Securities USA LLC

            Deutsche Bank Securities Inc                Goldman Sachs & Co

            Morgan Stanley

Co-Manager(s)                                              BNY Mellon Capital Markets LLC

            KeyBanc Capital Markets                    Moelis & Co

            PNC Capital Markets                           RBS Securities Inc

            Scotia Capital Inc                                 Sun Trust Robinson Humphrey

(2)         Names of Issuers: HCP Inc.

(3)         Title of Securities: HCP 6.75 2.41 c#40414LAE9

(4)         Date of First Offering: 1/19/2011

(5)         Amount of Total Offering:  $300,000,000

(6)         Unit Price of Offering: $ 98.945

Comparable Securities

1) Boston Scientific c#101137AL1

2) Pfizer c# 717081CY7

3)  Medtronic c#585055AT3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations: 25

(9)     Trade Date:  1/19/2011

(10)   Portfolio Assets on Trade Date: $1,825,040,318

(11)   Price Paid per Unit: $98.945

(12)   Total Price Paid by Portfolio: 2,675,000 bonds @ $98.945 = $2,646,778.75

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000  bonds @ $98.945 = $24,736,250

(14)   % of Portfolio Assets Applied to Purchase

0.144%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/19/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Manager                                               HSBC Securities

Co-Manager(s)                                              CIBC World Markets Inc

                  Citigroup Global Markets Inc          Comerica Securities

                  ING Capital LLC                           JP Morgan Securities

                  Lloyds Bank PLC/United States     National Australia Bank Ltd

                  RBS Securities Corp                      Santander Central Hispano/United S

                  Scotia Capital Inc                           US Bank NA

                  Wells Fargo Securities LLC

(2)         Names of Issuers: HSBC Bank PLC

(3)         Title of Securities: HSBC 4.75 1.21 c#44328MAK0

(4)         Date of First Offering: 1/12/11

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: $ 99.913

Comparable Securities

1) Citigroup – Cusip 172967EV9

2) Goldman Sachs Grp - Cusip 38141EA25

3) JP Morgan – Cusip 46625HHL7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%)

(8)     Years of Issuer’s Operations: 146

(9)     Trade Date:  1/12/11

(10)   Portfolio Assets on Trade Date: $1,821,553,606

(11)   Price Paid per Unit: $99.913

(12)   Total Price Paid by Portfolio: 2,325,000 bonds @ $99.913 = $2,322,977.25

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000  bonds @ $99.913 = $19,982,600

(14)   % of Portfolio Assets Applied to Purchase

0.127%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         146  years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/12/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books                           DNB Nor Markets Inc

                        JP Morgan Securities                            Merrill Lynch Pierce Fenner & Smith

                        SunTrust Robinson Humphrey Inc    Wells Fargo Securities LLC

         Co-Manager(s)                                                 BMO Capital Markets Corp

                        Daiwa Capital Markets America Inc   ING Financial Markets

                        Mizuho Securities USA Inc                   Morgan Stanley & Co International

                        Scotia Capital Inc                                 SG Americas Securities LLC

                        USB Capital Resources Inc

(2)         Names of Issuers: Plains All America Pipeline.

(3)         Title of Securities: PAA 5 2.1.21 c#72650RAY8

(4)         Date of First Offering: 1/5/11

(5)         Amount of Total Offering:  $600,000,000.00

(6)         Unit Price of Offering: $ 99.521

Comparable Securities

1) RDSALN c#822582AJ1

2) ETP c#29273RAM1

3) WPZ c#96950FAC8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%)

(8)     Years of Issuer’s Operations:  18

(9)     Trade Date:  1/5/11

(10)   Portfolio Assets on Trade Date: $1,813,192,821

(11)   Price Paid per Unit: $99.521

(12)   Total Price Paid by Portfolio: 750,000 bonds @ $99.521 = $746,407.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        7,000,000 bonds @ $99.5217 = $6,966,470

(14)   % of Portfolio Assets Applied to Purchase

0.041%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         18 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/5/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                        Deutsche Bank Securities Inc

                        Morgan Stanley & Co Inc         Wells Fargo Securities LLC

         Co-Manager(s)                                     BB&T Capital Markets

                        BBVA Securities Inc                Comerica Securities

                        RBC Capital Markets               TD Securities USA LLC

                        US Bancorp Investments Inc

(2)         Names of Issuers: Progress Energy

(3)         Title of Securities: PGN 4.4 1.15.21 c#743263AR6

(4)         Date of First Offering: 1/18/11

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.633

Comparable Securities

1) RDSALN c#822582AJ1

2) ETP c#29273RAM1

3) WPZ c#96950FAC8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%)

(8)     Years of Issuer’s Operations:  111

(9)     Trade Date:  1/18/11

(10)   Portfolio Assets on Trade Date: $1,822,949,141

(11)   Price Paid per Unit: $99.633

(12)   Total Price Paid by Portfolio: 2,675,000 bonds @ $99.633 = $2,665,182.75

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000 bonds @ $99.633 = $24,908,250

(14)   % of Portfolio Assets Applied to Purchase

0.146%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         111 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/18/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books                     Morgan Stanley,

                        JPM,                                              Citi

         Sr. Co-Manager(s)                                      Deutsche Bank

         Co-Mgr (s)                                                  Mitsubishi,

                        BBVA,                                           RBS,

                        SocGen,                                         Wells Fargo,

                        HSBC,                                           DNB,

                        Standard Chartered

(2)         Names of Issuers: Schlumberger Oilfield UK.

(3)         Title of Securities: SLB 4.2 1.15.21 c# 80685QAA4

(4)         Date of First Offering: 1/5/11

(5)         Amount of Total Offering:  $600,000,000.00

(6)         Unit Price of Offering: $ 99.894

Comparable Securities

1) RDSALN c#822582AJ1

2) ETP c#29273RAM1

3) WPZ c#96950FAC8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%)

(8)     Years of Issuer’s Operations:  91

(9)     Trade Date:  1/5/11

(10)   Portfolio Assets on Trade Date: $1,813,192,821

(11)   Price Paid per Unit: $99.894

(12)   Total Price Paid by Portfolio: 2,935,000 bonds @ $99.894 = $2,931,888.90

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

       25,000,000 bonds @ $99.894 = $24,973,500

(14)   % of Portfolio Assets Applied to Purchase

0.161%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         91 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/5/11

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books                        Morgan Stanley,

                        JPM,                                                 Citi

         Sr. Co-Manager(s)                                         Deutsche Bank

         Co-Mgr (s)                                                     Mitsubishi,

                        BBVA,                                              RBS,

                        SocGen,                                            Wells Fargo,

                        HSBC,                                              DNB,

                        Standard Chartered

(2)         Names of Issuers: Schlumberger Norge AS.

(3)         Title of Securities: SLB 4.2 1.15.21 c# 80685PAA6

(4)         Date of First Offering: 1/5/11

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.894

Comparable Securities

1) RDSALN c#822582AJ1

2) ETP c#29273RAM1

3) WPZ c#96950FAC8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%)

(8)     Years of Issuer’s Operations:  91

(9)     Trade Date:  1/5/11

(10)   Portfolio Assets on Trade Date: $1,813,192,821

(11)   Price Paid per Unit: $99.894

(12)   Total Price Paid by Portfolio: 3,500,000 bonds @ $99.894 = $3,496,290

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000  bonds @ $99.894 = $29,968,200

(14)   % of Portfolio Assets Applied to Purchase

0.192%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         91 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/5/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Bank of America Merrill Lynch

         Goldman Sachs & Co                     Morgan Stanley

         RBS Securities Corp

Co-Manager(s)                                     Credit Agricole CIB

         Deutsche Bank Securities Inc          Mitsubishi UFJ Securities USA Inc

         Scotia Capital Inc                           SunTrust Robinson Humphrey

         US Bancorp                                   Wells Fargo Securities LLC

(2)         Names of Issuers: AGL Capital Corp

(3)         Title of Securities: AGL 5.875 3.15.41 c#001192AH6

(4)         Date of First Offering: 3/16/2011

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 99.833

Comparable Securities

1) Shell Oil – C# 822582AD4

2) ETP – C# 29273RAJ8

3) Kinder Morgan – C# 494550BF2

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations: 155

(9)     Trade Date:  3/16/2011

(10)   Portfolio Assets on Trade Date: $1,832,328,944

(11)   Price Paid per Unit: $99.833

(12)   Total Price Paid by Portfolio: 2,135,000 bonds @ $99.833 = $2,131,434.55

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        20,000,000 bonds @ $99.833 = $19,966,600

(14)   % of Portfolio Assets Applied to Purchase

0.116%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         155 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/16/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Goldman Sachs & Co

   JP Morgan Securities                               Morgan Stanley & Co Inc

   RBS Securities Inc                                   Wells Fargo Securities LLC

Co-Manager(s)                                        Credit Agricole Securities USA Inc

   Merrill Lynch Pierce Fenner & Smit         Mitsubishi UFJ Securities USA Inc

(2)         Names of Issuers: Quest Diagnostics Inc.

(3)         Title of Securities: DGX 3.2 4.1.16 C#74834LAR1

(4)         Date of First Offering: 3/21/11

(5)         Amount of Total Offering:  $300,000,000

(6)         Unit Price of Offering: $ 99.907

Comparable Securities

1) HP – C# 428236AV5

2) Cisco Systems – C# 17275RAG7

3) Microsoft – C# 594918AR0

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%)

(8)     Years of Issuer’s Operations: 44

(9)     Trade Date:  3/21/11

(10)   Portfolio Assets on Trade Date: $1,820,908,559

(11)   Price Paid per Unit: $99.907

(12)   Total Price Paid by Portfolio: 1,600,000 bonds @ $99.907 = $1,598,512

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         25,000,000 bonds @ $99.907 = $24,976,750

(14)   % of Portfolio Assets Applied to Purchase

0.087%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         44 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/21/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Goldman Sachs & Co

      JP Morgan Securities                               Morgan Stanley & Co Inc

      RBS Securities Inc                                   Wells Fargo Securities LLC

Co-Manager(s)                                           Credit Agricole Securities USA Inc

      Merrill Lynch Pierce Fenner & Smit         Mitsubishi UFJ Securities USA Inc

(2)         Names of Issuers: Quest Diagnostics Inc.

(3)         Title of Securities: DGX 4.7 4.1.21 C#74834LAS9

(4)         Date of First Offering: 3/21/11

(5)         Amount of Total Offering:  $550,000,000

(6)         Unit Price of Offering: $ 99.833

Comparable Securities

1) Boston Scientific c#101137AK3

2) Pfizer c# 717081DB6

3)  Medtronic c#585055AS5

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations: 44

(9)     Trade Date:  3/21/11

(10)   Portfolio Assets on Trade Date: $1,820,908,559

(11)   Price Paid per Unit: $99.833

(12)   Total Price Paid by Portfolio: 745,000 bonds @ $99.833 = $743,755.85

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         7,000,000 bonds @ $99.833 = $6,988,310

(14)   % of Portfolio Assets Applied to Purchase

0.040%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         44 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/21/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Goldman Sachs,                    Citigroup

   Co - Mgrs                                  CastleOak Securities,

         JPMorgan, RBS,                   Wells Fargo

(2)         Names of Issuers: GS Mortgage Securities Corp

(3)         Title of Securities: GSMS 2011-GC3 A2  36248FAC6

(4)         Date of First Offering: 3/23/11

(5)         Amount of Total Offering:  $399,000,000

(6)         Unit Price of Offering: $ 100.9978

Comparable Securities

1) CCCIT – C# 17305EER2

2) DCENT – C# 254683AJ4

3) DCENT – C# 254683AK1

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.0035%).

(8)     Years of Issuer’s Operations: 9

(9)     Trade Date:  3/23/11

(10)   Portfolio Assets on Trade Date: $1,819,115,210

(13)     Price Paid per Unit: $100.9978

(12)   Total Price Paid by Portfolio: 2,304,000 bonds @ $100.9978 = $2,326,989.31

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        20,000,000 bonds @ $100.9978 = $20,199,560

(14)   % of Portfolio Assets Applied to Purchase

0.127%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         9 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/23/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Barclays Capital

      Deutsche Bank Securities Inc                   JP Morgan Securities

      Merrill Lynch Pierce Fenner & Smit         UBS Securities LLC

      Wells Fargo Securities LLC

Co-Manager(s)                KeyBanc Capital Markets

(2)         Issuer:  Health Care REIT Inc

(3)         Title of Securities: HCN 5.25 1.15.22 c#42217KAW6

(4)         Date of First Offering: 3/9/11

(5)         Amount of Total Offering:  $600,000,000.00

(6)         Unit Price of Offering: $ 99.339

Comparable Securities

1) Kimco c#49446RAJ8

2) SPG c#828807CD7

3) SKT c#875484AF4

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations: 41

(9)     Trade Date:  3/9/11

(10)   Portfolio Assets on Trade Date: $1,822,160,594

(11)   Price Paid per Unit: $99.339

(12)   Total Price Paid by Portfolio: 2,140,000 bonds @ $99.339 = $2,125,854.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         3,000,000 bonds @ $99.339 = $36,755,430

(14)   % of Portfolio Assets Applied to Purchase

0.116%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         41 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/9/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Barclays Capital

      Deutsche Bank Securities Inc                   JP Morgan Securities

      Merrill Lynch Pierce Fenner & Smit         UBS Securities

      Wells Fargo Securities LLC

Co-Manager(s)                KeyBanc Capital Markets

(2)         Names of Issuers: Health Care Reit Inc

(3)         Title of Securities: HCN 6.5 3.15.41 c#42217KAX4

(4)         Date of First Offering: 3/9/11

(5)         Amount of Total Offering:  $400,000,000

(6)         Unit Price of Offering: $ 99.075

Comparable Securities

1) Boston Scientific c#101137AL1

2) Pfizer c# 717081CY7

3)  Medtronic c#585055AT3

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations: 41

(9)     Trade Date:  3/9/11

(10)   Portfolio Assets on Trade Date: $1,822,160,594

(11)   Price Paid per Unit: $99.075

(12)   Total Price Paid by Portfolio: 2,140,000 bonds @ $99.075 = $2,120,205

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000 bonds @ $99.075 = $19,815,000

(14)   % of Portfolio Assets Applied to Purchase

0.116%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         41 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/9/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Bank of America Merrill Lynch

         Credit Suisse Securities USA LLC        Deutsche Bank Securities Inc

         Goldman Sachs & Co                           JP Morgan

Co-Manager(s)                                     Bank of New York

         Barclays Capital                             Citigroup Global Markets Inc

         Fifth Third Securities Inc                 Morgan Stanley

         RBC Dominion Securities               RBS Securities Corp

         SunTrust Robinson Humphrey         TD Securities USA LLC

         US Bancorp                                   Wells Fargo Securities LLC

         Williams Capital Group LP

(2)         Names of Issuers: Home Depot Inc

(3)         Title of Securities: HD 4.4 4.1.21 C#437076AW2

(4)         Date of First Offering: 3/28/11

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: 99.824

Comparable Securities

1) Target Corp – c#87612EAV8

2) WalMart – c#931142CU5

3) Home Depot – c#437076AT9

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations: 49

(9)     Trade Date:  3/28/11

(10)   Portfolio Assets on Trade Date: $1,813,566,331

(11)   Price Paid per Unit: $99.824

(12)   Total Price Paid by Portfolio: 2,670,000 bonds @ $99.824 = $2,665,300.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        25,000,000 bonds @ $99.824  = $24,956,000

(14)   % of Portfolio Assets Applied to Purchase

0.146%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         49 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/28/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

      Barclays Capital                                   RBC Capital Markets SG

      Americas Securities LLC                      TD Securities

Co-Manager(s)                                        Credit Suisse Securities USA LLC

      Deutsche Bank Securities Inc                Goldman Sachs & Co

      ING Financial Markets                         Mitsubishi UFJ Securities USA Inc

      UniCredit Bank AG/New York NY      Wells Fargo Securities LLC

      Commonwealth Bank of Austrailia

(2)         Names of Issuers: Keyspan Gas East

(3)         Title of Securities: NGGLN 5.819 4.41 C#49338CAA1

(4)         Date of First Offering: 3/28/11

(5)         Amount of Total Offering:  $500,000,000.00

(6)         Unit Price of Offering: $ 100

Comparable Securities

1) Shell Oil – C# 822582AD4

2) ETP – C# 29273RAJ8

3) Kinder Morgan – C# 494550BF2

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)     Years of Issuer’s Operations: 25

(9)     Trade Date:  3/28/11

(10)   Portfolio Assets on Trade Date: $1,813,566,331

(11)   Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio: 2,300,000 bonds @ $100 = $2,300,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        25,000,000 bonds @ $100 = $25,000,000

(14)   % of Portfolio Assets Applied to Purchase

0.126%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         43 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/28/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Citigroup Global Markets Inc

      JP Morgan Securities                         Wells Fargo Securities LLC

Co-Manager(s)

      RBC Capital Markets                        SG Americas Securities LLC

      UBS Securities LLC                          US Bancorp Investments Inc

(2)         Names of Issuers: Sempra Energy

(3)         Title of Securities: SRE 2 3.15.14 c# 816851AQ2

(4)         Date of First Offering: 3/17/11

(5)         Amount of Total Offering:  $500,000,000

(6)         Unit Price of Offering: $ 99.876

Comparable Securities

1) HP – C# 428236AV5

2) Cisco Systems – C# 17275RAG7

3) Microsoft – C# 594918AR0

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%)

(8)     Years of Issuer’s Operations: 13

(9)     Trade Date:  3/17/11

(10)   Portfolio Assets on Trade Date: $1,825,927,017

(11)   Price Paid per Unit: $99.876

(12)   Total Price Paid by Portfolio: 4,265,000  bonds @ $99.876 = $4,259,711.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         40,000,000 bonds @ $99.876 = $39,950,400

(14)   % of Portfolio Assets Applied to Purchase

0.233%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         13 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/17/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                   Bank of America Merrill Lynch

      Barclays Capital                                    BNP Paribas

      Citigroup Global Markets Inc                  Credit Suisse Securities USA LLC

      Deutsche Bank Securities Inc                JP Morgan

      Morgan Stanley                                     RBS Securities Corp

      Wells Fargo Securities LLC

Co-Manager(s)                                         Bank of Tokyo-Mitsubishi UFJ Ltd/N

      Bank of Nova Scotia (US)                     BNY Mellon Capital Markets LLC

      Credit Agricole Corp and Inv Bank/        Goldman Sachs & Co

      Mizuho Securities USA Inc                    Muriel Siebert & Co Inc

      Santander Investment Securities In         SMBC Securities

      Svenska Handelsbanken                        UBS Securities

      Williams Cap Group

(2)         Names of Issuers: Time Warner Inc.

(3)         Title of Securities: TWX 4.75 3.29.21 c#887317AK1

(4)         Date of First Offering: 3/29/11

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: $ 98.943

Comparable Securities

1) CMCSA c# 20030NBA8

2) TRICN c# 884903BG9

3) DISCA c# 25470DAA7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%)

(8)     Years of Issuer’s Operations:  88

(9)     Trade Date:  3/29/11

(10)   Portfolio Assets on Trade Date: $1,810,272,157

(11)   Price Paid per Unit: $98.943

(12)   Total Price Paid by Portfolio: 1,600,000 bonds @ $98.943 = $1,583,088

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         15,000,000 bonds @ $98.943 = $14,841,450

(14)   % of Portfolio Assets Applied to Purchase

0.087%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         88 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/29/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Bank of America Merrill Lynch

   Barclays Capital                                   BNP Paribas Securities Corp

   Citigroup Global Markets Inc                Credit Suisse Securities USA LLC

   Deutsche Bank Securities Inc                JP Morgan

   Morgan Stanley & Co Inc                     RBS Securities Inc

   Wells Fargo Securities LLC

Sr Co-Manager(s)                                 BNY Mellon Capital Markets LLC

   Credit Agricole Securities USA Inc       Goldman Sachs & Co

   Lloyds TSB Corporate Markets           Mitsubishi UFJ Securities USA Inc

   Mizuho Securities USA Inc                   Muriel Siebert & Co Inc

   Santander Investment Securities In        Scotia Capital Inc

   SMBC Nikko Cap Mkts Ltd                Svenska Handelsbanken

   UBS Securities                                     Williams Cap Group

(2)         Names of Issuers: Time Warner Inc.

(3)         Title of Securities: TWX 6.25 3.29.41 c#887317AL9

(4)         Date of First Offering: 3/29/11

(5)         Amount of Total Offering:  $1,000,000,000.00

(6)         Unit Price of Offering: $ 98.707

Comparable Securities

1) CMCSA c# 20030Nay7

2) TRICN c# 884903AY1

3) TELVIS c# 40049JAY3

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%)

(8)     Years of Issuer’s Operations:  88

(9)     Trade Date:  3/29/11

(10)   Portfolio Assets on Trade Date: $1,810,272,157

(11)   Price Paid per Unit: $98.707

(12)   Total Price Paid by Portfolio: 2,135,000 @ 98.707 = $2,107,394.45

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         20,000,000 bonds @ $98.707 = $19,741,400

(14)   % of Portfolio Assets Applied to Purchase

0.116%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         88 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/29/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

      JP Morgan Securities                          Merrill Lynch Pierce Fenner & Smit

Co-Manager(s)

      SunTrust Robinson Humphrey Inc       Wells Fargo Securities LLC

(2)         Names of Issuers: VERISK Analytics

(3)         Title of Securities: VRSK 5.8 5.1.21 c#92345YAA4

(4)         Date of First Offering: 3/30/11

(5)         Amount of Total Offering:  $450,000,000

(6)         Unit Price of Offering: $ 99.768

Comparable Securities

1) Adobe Systems – C# 00724FAB7

2) Cisco Systems – C# 17275RAH5

3) Microsoft – C# 594918AH7

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%)

(8)     Years of Issuer’s Operations: 34

(9)     Trade Date:  3/30/11

(10)   Portfolio Assets on Trade Date: $1,813,949,098

(11)   Price Paid per Unit: $99.768

(12)   Total Price Paid by Portfolio: 1,720,000 bonds @ $99.768 = $1,716,009.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         22,700,000 bonds @ $99.768 = $22,647,226

(14)   % of Portfolio Assets Applied to Purchase

0.094%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         34 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/30/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

         Goldman Sachs,                       Citigroup

Co - Mgrs

         CastleOak Securities,               JPMorgan,

         RBS,                                        Wells Fargo

(2)         Names of Issuers: GS Mortgage Securities Corp

(3)         Title of Securities: GSMS 2011-GC3 A4  36248FAG7

(4)         Date of First Offering: 3/23/11

(5)         Amount of Total Offering:  $532,011,000

(6)         Unit Price of Offering: $ 100.9972

Comparable Securities

1) CCCIT – C# 17305EER2

2) DCENT – C# 254683AJ4

3) DCENT – C# 254683AK1

(7)     Underwriting Spread or Commission: Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.0035%).

(8)     Years of Issuer’s Operations: 9

(9)     Trade Date:  3/23/11

(10)   Portfolio Assets on Trade Date: $1,819,115,210

(14)     Price Paid per Unit: $100.9972

(12)   Total Price Paid by Portfolio: 3,104,000 bonds @ $100.9972 = $3,134,953.09

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        27,000,000 bonds @ $100.9972 = $27,269,244

(14)   % of Portfolio Assets Applied to Purchase

0.172%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         9 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/23/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     JP Morgan Securities

               Morgan Stanley & Co Inc               SunTrust Robinson Humphrey

               Wells Fargo Securities LLC

Co-Manager(s)                                           CastleOak Securities LP

               Commerz Markets LLC                 Mizuho Securities USA Inc

               US Bancorp Investments Inc

(2)         Names of Issuers: Alabama Power Co

(3)         Title of Securities: SO 5.5 3.15.41 c#010392FD5

(4)         Date of First Offering: 3/3/11

(5)         Amount of Total Offering:  $250,000,000.00

(6)         Unit Price of Offering: $ 99.243

Comparable Securities

1) EXC – c#30161MAG8

2) DUK – c#26442CAH7

3) PGN – c#341099CN7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  105

(9)     Trade Date:  3/3/11

(10)   Portfolio Assets on Trade Date: $1,813,000,964

(11)   Price Paid per Unit: $99.243

(12)   Total Price Paid by Portfolio: 1,285,000 bonds @ $99.243   = $1,275,272.55

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        12,000,000 bonds @ $99.243 = $11,909,160

(14)   % of Portfolio Assets Applied to Purchase:    0.070%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         105 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     3/3/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                        JP Morgan Securities

         Merrill Lynch Pierce Fenner & Smith       Wells Fargo Securities LLC

         Barclays Capital                                      Citigroup

         Morgan Stanley                                       RBS

         Goldman

Co-Manager(s)

         US Bancorp Investments Inc                    Williams Capital Group LP

         Banca IMI                                               BNY Mellon Capital Markets LLC

         Deutsche Bank Securities Inc                   Guzman & Co

         Loop Capital Markets LLC                     Mitsubishi UFJ Securities USA Inc

         RBC Capital Markets                              Samuel A Ramirez & Co Inc

         Santander Investment Securities Inc         UBS Securities LLC

(42)     Names of Issuers: Verizon Communications Inc

(43)     Title of Securities: VZ 3 04/01/16 c#92343VAY0

(44)     Date of First Offering: 3/23/11

(45)     Amount of Total Offering:  $1,250,000,000.00

(46)     Unit Price of Offering: $ 99.480

Comparable Securities

1) VZ  – c#92343VAC8

2) VZW – c#92344SAL4

3) T – c#00206RAW2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%)

(8)     Years of Issuer’s Operations: 11

(9)     Trade Date:  3/23/11

(10)   Portfolio Assets on Trade Date: $1,815,368,905

(11)   Price Paid per Unit: $99.480

(12)   Total Price Paid by Portfolio: 5,330,000 bonds @ $99.480 = $5,302,284.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        90,000,000 bonds @ $99.480 = $89,532,000

(14)   % of Portfolio Assets Applied to Purchase

0.294%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         11 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     5/3/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO